UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2024
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ARCUTIS BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39186	81-2974255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3027 Townsgate Road, Suite 300
Westlake Village, CA 91361
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (805) 418-5006
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ARQT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2024, Arcutis Biotherapeutics, Inc. (the “Company”) announced the appointment of David Topper as the Company’s Chief Financial Officer, effective as of April 10, 2024. Mr. Topper will succeed Mr. John Smither, who served as the Company’s interim Chief Financial Officer while the Company conducted a search process to fill the Chief Financial Officer role on a permanent basis. Consistent with the foregoing, Mr. Topper will assume the roles of principal financial officer and principal accounting officer of the Company. In connection with the appointment of Mr. Topper, Mr. Smither will step down as Chief Financial Officer, effective as of April 10, 2024, and will resign from the Company, effective as of April 30, 2024.

Mr. Topper, age 66, joins the Company from Inmagene Biopharmaceuticals Co. Ltd. (“Inmagene”), a global clinical stage pharmaceutical company, where he has served as Chief Financial Officer since August 2023. Prior to Inmagene, Mr. Topper held significant positions in various organizations, including serving as a partner for capital markets at General Atlantic, a global growth equity firm, from 2012 through 2019 and at Frazier Life Sciences (“Frazier”), a venture capital and public markets investment firm, from May 2021 to January 2023. Prior to that, Mr. Topper served as Senior Advisor for Capital Markets at Frazier from March 2020 until May 2021. He also acted as Chief Financial Officer and board director from October 2020 to November 2022 at Frazier Life Sciences Acquisition Corp., a special purpose acquisition company, and as Chief Financial Officer at NewAmsterdam Pharma Company N.V., a biopharmaceutical company acquired by Frazier Life Sciences Acquisition Corp., from January 2023 to March 2023. Previously, he served for six years as Co-Head of Equity Capital Markets, Vice Chairman, and Chairman of the Commitments Committee at J.P. Morgan, a financial institution. Prior to J.P. Morgan, Mr. Topper was at Morgan Stanley, a multinational investment bank and financial services company, for 22 years, where he held a number of leadership positions, including Co-Head of Equity Capital Markets and Managing Director. Mr. Topper has served as a director at Glassbox Ltd., a software company, since January 2024 and previously served on the board of Engility Corporation and its predecessor, an engineering and logistics services company, from January 2014 to January 2019, where he was a member of the compensation committee and the strategy committee. Mr. Topper also served on the board of Amherst Pierpont Securities and served on the compensation committee and the audit committee from 2014 to March 2022. Mr. Topper holds an M.B.A. from Stanford University and a B.A. in Economics and Political Science from Duke University.

The Company has entered into an offer letter (the “Offer Letter”) and a severance and change in control agreement (the “Severance & Change in Control Agreement”) with Mr. Topper in connection with his commencement of employment with the Company.

Pursuant to the Offer Letter, Mr. Topper will receive an annual base salary of $515,000 (pro-rated for any partial service) and have a target annual performance bonus amount of 45% of his base salary (subject to achievement of certain performance goals, with a maximum achievement of 67.5% of his base salary), pro-rated for 2024. In addition, the compensation committee of the board of directors of the Company approved three equity awards: an option to purchase 310,000 shares of the Company’s common stock, 110,000 restricted stock units and 60,000 performance stock units. The option will vest and become exercisable as to 25% of the shares subject to the option on April 10, 2024 and as to 2.0833% of the shares subject to the option on each monthly anniversary thereafter, subject to Mr. Topper’s continued service through the applicable vesting date. The restricted stock units will vest as to 25% of the restricted stock units on each anniversary of April 10, 2024, subject to Mr. Topper’s continued service through the applicable vesting date. The performance stock units shall vest based on performance criteria to be mutually established between the Company and Mr. Topper.

Pursuant to the Severance & Change in Control Agreement, in the event Mr. Topper’s employment with the Company is terminated by the Company without cause or Mr. Topper resigns for good reason, in each case, with the period beginning three months prior to the closing of a change in control and ending 18 months following such closing, then he will receive the following severance benefits: (i) continued payment of up to 12 months of (a) his base salary and (b) his target performance bonus; (ii) 12 months of COBRA reimbursements; and (iii) accelerated vesting of 100% of his outstanding equity awards (except for any performance awards which will be governed by the terms of the award agreement and absence any such provisions will vest at the greater of target or actual performance). The severance benefits are contingent on timely execution and non-revocation of a general release of claims and his continued compliance with our confidentiality agreement with Mr. Topper.

There is no arrangement or understanding between Mr. Topper and any other person pursuant to which he was selected as an officer of the Company, and there are no family relationships between Mr. Topper and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Mr. Topper has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

The foregoing summary of the material terms of Mr. Topper’s employment with the Company does not purport to be complete and is qualified in its entirety by the actual terms of the Offer Letter and Severance & Change in Control Agreement, which are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 7.01    Regulation FD Disclosure.

On April 10, 2024, the Company issued a press release announcing the appointment of Mr. Topper. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Exchange Act of 1934, as amended, or the Securities Exchange Act of 1933, as amended, regardless of any general incorporation language in any such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Offer Letter of Employment Agreement, dated as of April 5, 2024, by and between David Topper and the Company.
10.2	Severance & Change in Control Agreement, dated as of April 5, 2024, by and between David Topper and the Company.
99.1	Press Release Arcutis Biotherapeutics, Inc., dated April 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUTIS BIOTHERAPEUTICS, INC.

Date: April 10, 2024	By:	/s/ Todd Franklin Watanabe
Todd Franklin Watanabe
President and Chief Executive Officer